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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K



                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                                    April 15, 1998
                   Date of Report (Date of earliest event reported)





                              PHOENIX TECHNOLOGIES LTD.
                (Exact name of registrant as specified in its charter)




                Delaware                      0-17111            04-2685985
     ----------------------------        ----------------    ------------------
     (State or other jurisdiction        (Commission File     (I.R.S. Employer
           of incorporation)                  Number)        Identification No.)



                               411 East Plumeria Drive
                             San Jose, California  95134
                       (Address of principal executive offices)

                                    (408) 570-1000
                 (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

          On April 15, 1998 Phoenix Technologies Ltd., a Delaware corporation ("Phoenix") and Award Software International, Inc., a California corporation ("Award"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among Phoenix, Portland Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Phoenix ("Merger Sub"), and Award. Pursuant to the Merger Agreement and subject to the conditions set forth therein (including approval of the transaction by the stockholders and shareholders, respectively, of Phoenix and Award), Merger Sub will be merged with and into Award (the "Merger"). At the effective time of the Merger (the "Effective Time"), the separate existence of Merger Sub will cease and Award will continue as the surviving corporation and as a wholly-owned subsidiary of Phoenix ("Surviving Corporation"). In connection with the Merger, holders of outstanding Common Stock will receive, in exchange for each share of Award Common Stock held by them, 1.225 shares of Phoenix Common Stock. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. A copy of the press release issued by Phoenix and Award regarding the Merger Agreement is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Financial statements of business acquired, prepared pursuant to Rule
          3.05 of Regulation S-X:

          Not applicable.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          Not applicable.

     (c)  Exhibits in accordance with Item 601 of Regulation S-K:

          EXHIBIT NUMBER

          99.1 Press Release dated April 16, 1998.

          The Registrant agrees to supplementally furnish the Securities and Exchange Commission with a copy of any other exhibits or schedules upon request.

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                                  INDEX TO EXHIBITS


 EXHIBIT
  NUMBER                              DESCRIPTION

99.1       Press Release dated April 16, 1998.


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                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHOENIX TECHNOLOGIES LTD.



Dated: April 24, 1998           By:  /s/ Robert J. Riopel
                                     ----------------------------------
                                     Robert J. Riopel
                                     Principal Finance and Accounting Officer